Investor Presentation September 2017

HCP 2 Table of Contents  Introduction to HCP  Segment Overviews  Development and Redevelopment  Balance Sheet, Guidance and Sustainability  Appendices 3-12 13-18 19-22 23-28 29-33 Data in presentation is as of June 30, 2017 unless otherwise noted.

HCP 3 INTRODUCTION TO HCP

HCP 4 Introduction HCP at a Glance HIGH-QUALITY PRIVATE PAY DIVERSIFIED 32 YEARS AS A PUBLIC COMPANY Member of S&P 500 4.9% Dividend Yield(2) 799 PROPERTIES 18 Million Sq. Ft. Medical Office 7 Million Sq. Ft. Life Science 46,000 Senior Housing Units 3RD LARGEST HEALTHCARE REIT $23 Billion in Enterprise Value(1) $15 Billion in Market Cap(1) STRONG BALANCE SHEET S&P: BBB (Stable) Moody’s: Baa2 (Stable) Fitch: BBB (Stable) DIVERSIFIED SCALE ESTABLISHED (1) Enterprise value and market capitalization based on HCP’s share price of $31.96 on 6/30/17 and total consolidated debt and HCP’s share of unconsolidated JV debt as of 6/30/17. (2) Based on share price as of 9/8/17. INVESTMENT GRADE

HCP 5 What Differentiates HCP Strong and improving investment grade balance sheet with ample liquidity and no signif  44% of Cash NOI and Interest Income(1) from a diversified senior housing portfolio: 25% triple-net with well-covered leases and 19% SHOP  Premier Life Science portfolios in San Francisco and San Diego  83% on-campus MOB portfolio Cypress MOB Cypress, Texas High-quality, 95% private-pay portfolio with a balanced emphasis on Senior Housing, Medical Office, and Life Science real estate  Investment grade balance sheet with ample liquidity and no significant debt maturities until 2019  ~$1 billion development and redevelopment pipeline with an additional 1.8 million square feet of entitlements Global leader in sustainability & best-in-class disclosures and transparency (1) Cash NOI plus Interest Income excluding $9.4 million of interest income from our HC-One debt investment which was repaid 6/30/17 and $7.6 million of interest income from our Tandem Consulate Health Care debt investment as we entered into a definitive agreement in July 2017 to sell this investment.

HCP 6 Senior Leadership TOM HERZOG PRESIDENT AND CHIEF EXECUTIVE OFFICER Mr. Herzog is our President and CEO and a member of our Board of Directors. Mr. Herzog is responsible for all aspects of the Company’s business and has been instrumental in the recent repositioning of the Company through the sale or transfer of non- strategic assets, balance sheet improvements, and reductions in tenant concentrations. Previously, Mr. Herzog was CFO of UDR, Inc. from January 2013 until June 2016. Prior to joining UDR, Mr. Herzog served in various CFO and Chief Accounting Officer roles in the real estate industry. SCOTT BRINKER CHIEF INVESTMENT OFFICER Mr. Brinker is anticipated to become our EVP and Chief Investment Officer effective January 4, 2018. In addition to leading the Company’s investment activities, Mr. Brinker will also oversee our senior housing platform. Mr. Brinker most recently served as EVP and Chief Investment Officer at Welltower from July 2014 to January 2017. Prior to that, he served as Welltower’s EVP of Investments from January 2012 to July 2014. From July 2001 to January 2012, he served in various investment and portfolio management related capacities with Welltower. Effective January 2018 MICHAEL McKEE EXECUTIVE CHAIRMAN Mr. McKee is our Executive Chairman and works closely with our senior management team refining the strategic direction of the Company, pursuing business development initiatives, and advancing our corporate governance practices and process. Currently, he chairs our Investment Committee. Mr. McKee has been a member of our Board of Directors since 1989. Previously, he was Vice Chairman and CEO of The Irvine Company and CEO of Bentall Kennedy U.S., two of the largest privately-owned real estate firms in North America. PETER SCOTT CHIEF FINANCIAL OFFICER Mr. Scott is our EVP and Chief Financial Officer and is responsible for all aspects of the Company’s finance, treasury, tax, risk management, and investor relations activities. In addition, Mr. Scott sits on our Investment Committee. Prior to joining HCP in 2017, he served as Managing Director, Real Estate Banking Group of Barclays from 2014 to 2017. His experience also includes various positions of increasing responsibility at the financial services firms Credit Suisse from 2011 to 2014, Barclays from 2008 to 2011 and Lehman Brothers from 2002 to 2008. TROY McHENRY GENERAL COUNSEL & CORPORATE SECRETARY Mr. McHenry is our EVP, General Counsel and Corporate Secretary and serves as the chief legal officer. He is responsible for providing oversight and a legal perspective for the Company’s real estate and financing transactions, litigation, as well as corporate governance and SEC/NYSE compliance. He previously served as SVP – Legal and HR from July 2013 to February 2016, as well as other legal related capacities since December 2010. Prior to joining HCP, Mr. McHenry held various legal leadership roles with MGM Resorts International, Boyd Gaming Corp., and DLA Piper. TOM KLARITCH CHIEF OPERATING OFFICER Mr. Klaritch is our EVP and Chief Operating Officer and oversees the Company’s specialty office platform with the life science and medical office businesses reporting to him, and works closely with the respective teams to advance the competitive performance and growth of this platform. Mr. Klaritch previously served as Senior Managing Director – Medical Office Properties from April 2008 to August 2017. In aggregate, Mr. Klaritch has 34 years of operational and financial management experience in the medical office and hospital sectors.

HCP 7 SH - NNN 25% SHOP 19% Life Science 23% Medical Office 23% Other 10% $23B Enterprise Value $1.1 Trillion Other public REITs HCP Other owners of healthcare real estate U.S. HEALTHCARE REAL ESTATE(1) The Opportunity HCP Has a Significant Pipeline for Future Growth HCP’s PORTFOLIO(2) (1) Sources: National Investment Center for Seniors Housing & Care (NIC), HCP research. (2) Enterprise value based on HCP’s share price of $31.96 on 6/30/17 and total consolidated debt and HCP’s share of unconsolidated JV debt as of 6/30/17. Percentages by segment represent 2Q17 reported Cash NOI plus Interest Income excluding $9.4 million of interest income from our HC-One debt investment which was repaid 6/30/17 and $7.6 million of interest income from our Tandem Consulate Health Care debt investment as we entered into a definitive agreement in July 2017 to sell this investment.

HCP 8 HCP Portfolio & Strategy Overview Focused Growth in Three Core Segments  One of the largest MOB portfolios  18M sq. ft.; 83% on-campus  87% in Top-50 MSAs(1) Senior Housing Medical Office Parker Adventist Denver, CO The Solana Preserve Houston, TX Life Science MEDICAL OFFICE FOCUS  Grow relationships with top hospitals and health systems  Pursue on-campus opportunities and select off-campus assets with strong hospitals and health systems  Remain disciplined as pricing expectations continue to rise  National portfolio of 46,000 units  57% NNN / 43% SHOP portfolio(1)  87% in NIC-99 markets(1) SENIOR HOUSING FOCUS  Reduce Brookdale concentration, focus on growing relationships with 10-12 operators  As pricing for stable assets continues to rise, focus on select development opportunities in top markets  Capitalize on redevelopment opportunities  95% located in 2 of the top 3 LS markets  High-quality land bank  Top-tier relationships LIFE SCIENCE FOCUS  Focus on core Life Science markets  Assemble clusters of assets through acquisitions, development and redevelopment  Grow existing relationships by providing expansion opportunities to our tenants The Cove South San Francisco, CA (1) Percentage based on Cash NOI for senior housing and square footage for medical office and life science.

HCP 9 HC-ONE LOAN REPAYMENT TANDEM LOAN SALE ANNOUNCEMENT $500M BOND TENDER SALE OF 64 BROOKDALE ASSETS FOUR SEASONS LOAN SALE SALE OF INTEREST IN BROOKDALE PORTFOLIO Execution of Strategic Repositioning SPUN-OFF SNF ASSETS OCTOBER 2016 JANUARY 2017 MARCH 2017 SUMMER 2017 ELIMINATED DIRECT SNF EXPOSURE REDUCED LEVERAGED DEBT INVESTMENTS REPAID $3.7B OF DEBT / DELEVERED BALANCE SHEET REDUCED BROOKDALE EXPOSURE We Have Made Steady Progress…

HCP 10 Portfolio Summary Post-Acute / Skilled Nursing 26% ~0%(2) Medical Office & Life Science 29% 46% Senior Housing 35% 44% Private Pay 80% 95% Brookdale Coverage 1.02x 1.2x(3) Top 3 Tenant Concentration 54% 38% Mezzanine Loan Investments(4) $719M $17M SNF 26% LS 15% MOB 14% Other 10% SH NNN 22% SHOP 13% LS 23% MOB 23% Other 10% SH NNN 24% SHOP 18% Execution of Strategic Repositioning …Resulting in a More Focused, High-Quality Portfolio… 64% 90% 3Q 2016 2Q 2017(1) 1) Represents 2Q17 Cash NOI and Interest Income excluding $9.4 million of interest income associated with HC-One which was repaid in full on 6/30/17 and $7.6 million of interest income from Tandem Consulate Health Care as we entered into a definitive agreement in July 2017 to sell this debt investment. 2) Excludes Post-Acute / Skilled Nursing units located in senior housing communities. 3) Excludes the previously announced planned sale or transition of 25 properties and reflecting the November 2016 reallocated, annualized rents, the EBITDAR CFC for Brookdale is approximately 1.2x. 4) 3Q16 balance includes investments in Four Seasons, HC-One, and Tandem. 2Q17 balance excludes $200 million investment in Tandem as we entered into a definitive agreement in July 2017 to sell this debt investment.

HCP 11 Execution of Strategic Repositioning …With Several Remaining Steps  Reduce Brookdale exposure to less than 20% of portfolio through sales and/or transitions  Continue to enhance senior housing asset and portfolio management capabilities  Further reduce net-debt/EBITDA to 6x or below over time  Close announced Tandem mezzanine loan disposition  Exit the remaining U.K. portfolio Aegis Dana Point Dana Point, CA Sky Ridge III Lone Pine, CO

HCP 12 SHOP Update Collaboration with Brookdale to Improve Performance SPECIALIZED SALES RESOURCES “Floating” sales specialists, dedicated to HCP’s SHOP assets, to temporarily backfill community Sales Director roles until vacancies can be filled INCREASED PROPERTY-LEVEL SALES RESOURCES Adding additional sales resources to assets with low occupancies to broaden referral base, generate leads and increase occupancy RAPID REPRICING More frequent evaluation of market-rates at underperforming communities to balance rate and occupancy to drive total revenue TARGETED MARKETING SPEND Increase targeted marketing and advertising spend to drive leads and occupancy REDUCING TURNOVER Ongoing wage analysis for key community leadership positions to monitor local-market trends and adjust when necessary SERVICE ALIGNMENT Optimizing community labor hours and staffing resources based on changes in occupancy Q3 2017 UPDATE  Expanding our senior housing asset management team with additional resources  Senior-level HCP & Brookdale executives directly participated in property and market tours of 23 lower- performing communities across nine states  Continue to assess asset-by-asset action plans in coordination with Brookdale which include targeted cap-ex investments, redevelopment, and non-core asset sales  Implementing key performance improvement initiatives aimed at producing immediate and long-term improvement across our Brookdale portfolio  Doug Pasquale, former Chairman and CEO of Nationwide Health Properties and former President and CEO of Atria Senior Living, serving as a Senior Advisor to the executive team and working closely with the expanded senior housing leadership team KEY PERFORMANCE IMPROVEMENT INITIATIVES

HCP 13 SEGMENT OVERVIEWS

HCP 14 362 Properties 87% NOI in NIC-99 Markets(1) 46,000 Units Diversified Senior Housing Portfolio Balanced Mix of Well-Covered Triple-Net & SHOP NNN 57% of Cash NOI SHOP 43% of Cash NOI (1) Percentage based on Cash NOI.

HCP 15 Concentration in 2 of the Top 3 Cluster Markets Annualized Base Rent by Tenant Type Deep Industry Relationships 97% Average occupancy over the past 2 years 20+ Years as premier life science owner and developer with 1.8M sq. ft. of entitled land 87% Revenues from public or well-established private companies Pharma, 19% Office and R&D, 16% University, Government, Research, 4% Private Biotech/Medical Device, 18% Private Biotech/Medical Device, 43% Irreplaceable Life Science Portfolio

HCP 16 4.7M sq. ft. San Francisco Submarkets South San Francisco Redwood City Mountain View Hayward 2.1M sq. ft. Mountain View Redwood City South San Francisco San Diego Submarkets Torrey Pines University Towne Center Sorrento Mesa Poway Torrey Pines Sorrento Mesa Life Science Portfolio Overview San Francisco and San Diego account for 95% of ABR(1) (1) Annualized Base Rent (ABR) and sq. ft. at 100% share.

HCP 17 Market Density (sq. ft.) 500K+ 100K – 250K 250K- 500K under 100K SF 90%+ Consistently Occupied 83% / 95% On-Campus / Affiliated ~80% Average retention rate last five years Industry-Leading On-Campus Medical Office Portfolio 238 properties encompassing 18 million sq. ft.

Hospital and International Portfolio

Hospital

6.1x
EBITDAR lease coverage[(1)]

71%
Cash NOI from acute-care hospitals

- $531M investment dollars, 14 properties and 2,100 beds
- NNN leases with 1.5%-2.5% average annual rent escalators
- Key relationships: HCA, Hoag, HealthSouth



Medical City Dallas Campus (HCA)
Dallas, TX

International

1.3x
EBITDAR lease coverage[(1)]

91%
Occupancy

- $155M debt[(2)] and $388M real estate investment dollars, 61 properties and 3,200 beds
- NNN leases with 1.5%-2.5% average annual rent escalators
- Deep partnerships with top U.K. operators HC-One and Maria Mallaband



HC- One - Greenfield Park
Glasgow, Scotland

(1) EBITDAR lease coverage is for the trailing 12-months ended March 31, 2017.
(2) Includes $145M bridge loan to Maria Mallaband which HCP has the option to convert to fee ownership through the exercise of a call option in 2017.

HCP 18

HCP 19 DEVELOPMENT AND REDEVELOPMENT

HCP 20  Represents a driver of accretive NAV and earnings growth upon stabilization, supplementing internal growth  $313M of remaining spend to be funded with retained cash flow and non-core asset sales Development Summary(1) 3% 81% 16%  Phases I & II of The Cove development are combined 100% leased; recently commenced Phase III representing ~336,000 sq. ft.  Medical Office developments are 70% leased and affiliated with / anchored by strong health systems (Memorial Hermann and HCA)  Development program targets 150-200 basis point spread between development yield and market cap rates; current pipeline expected yield is above the high-end of this range $849M of Committed Ground-up Developments Life Science Medical Office Driver to Increase NAV and Earnings Over Time ($ millions) SHOP $277 $62 $196 $59 $211 2016 2017 2018 2019 Pipeline Expected to Stabilize in Phases over Next Three Years $313 remaining spend $208 placed in service $536 funded to date $849 2H 2017 1H 2H 2018 1H 2H 2019 (1) Reflects committed ground-up development projects as of 6/30/17.

Key Development Projects

The Cove and Sierra Point





Sierra Point
SF Bay
The Cove

The Cove (S. San Francisco)

- $720 million, ~1M sq. ft. Class A life science development in South San Francisco
- 478,000 sq. ft. of Phases I & II are 100% leased; 336,000 sq. ft. Phase III anticipated delivery 4Q18
- LEED Silver campus with market-leading amenities including full-service food, fitness and 187-room AC Hotel (Marriott)

Sierra Point (S. San Francisco)

- Premier 23-acre waterfront development site with entitlements to develop approximately 600,000 sq. ft. over time in a flexible, highly-amenitized design
- Targeting a Phase I start in mid-'18 with returns ~150 to 200 basis points above market cap rates

HCP 21

HCP 22 Redevelopment Opportunity and Land Bank  1.8 million sq. ft. of entitlements on parcels we own and control  Entitled land is located in key West Coast life science markets of San Francisco and San Diego  Creates a shadow development pipeline in-excess of $1 billion  Our portfolio has significant embedded redevelopment potential  We expect to increase the size of our current redevelopment pipeline to target $100+ million of projects per year over the next several years  Target cash-on-cost returns of 9-12% Life Science Land Bank and Entitlements Before After 3535 Market After Redevelopment 3535 Market Redevelopment  $40M redevelopment to reposition this well-located, urban medical office building adjacent to The University of Pennsylvania (1) Estimated rentable square feet in 000s.

HCP 23 BALANCE SHEET, GUIDANCE & SUSTAINABILITY

HCP 24 Debt Maturity Schedule(1) $34 $32 $690 $815 $751 $918 $806 $1,153 $1,371 $3 $404 $0 $400 $800 $1,200 $1,600 $2,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Senior Unsecured Notes Secured Debt (incl/ pro rata JV) Unsecured Term Loan  $7.0 billion of total debt  4.1% weighted average interest rate  6.4 years weighted average maturity ($ in millions) (natural hedge for UK investments) No meaningful near-term debt maturities Well-Laddered with No Material Maturities Until 2019 (1) As of 6/30/17, excluding revolving credit facility and other debt, and pro forma for the $500 million bond tender of Feb’21 senior unsecured notes completed in July 2017.

HCP 25 100 150 200 250 300 350 Jan-16 Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 HCP VTR HCN Improved Debt Spreads Post-Spin  Since the QCP spin, HCP’s credit spreads have improved in absolute terms and relative to peers  Repaid $3.7B of debt(1)  Reduced Brookdale concentration from 35% to 27% as of 6/30/17 Completed QCP spin (1) Debt repaid over the period from 9/30/2016 through 6/30/2017, including pro forma for $500 million Feb’21 tender offer in July 2017. B as is P oi nt s Announcement of QCP spin 10 Year New Issuance Spread

HCP 26 5.5% 4.0% 3.0% 1.3% (1.5%) 3.0% SH NNN Life Science Medical Office Other SHOP Total HCP  Senior Housing triple-net performance is primarily driven by contractual rent increases and Brookdale lease restructure  Life Science performance driven by contractual rent escalators and leasing activity  Steady Medical Office performance benefits from high tenant retention and on-campus locations  SHOP performance is primarily driven by lower occupancy and expense growth 2017 Cash NOI Same Property Performance Guidance(1) (1) Represents mid-point of 2017 SPP Cash NOI growth guidance range provided on 8/1/17.

HCP 27 2017 Guidance YoY Cash NOI SPP Growth 2.5%-3.5% YoY NOI SPP Growth 1.2%-2.2% G&A Expense $83M-$87M Interest Expense $300M-$310M Net Dispositions(1) $2.1B-$2.6B @ 8.0% Recurring CapEx / 2nd Generation(2) $108M-$115M 1st Gen TIs/ICE and Revenue Enhancing(2) $112M-$127M Re/Development Spend(2) $345M-$400M Diluted FFO as Adjusted per Share $1.89-$1.95 Dividend per Share $1.48 Fully Diluted FFO as Adj. Wtd. Avg. Share Count 469M Assumptions for 2017 Guidance (1) Includes $1.125 billion related to 64 Brookdale properties that sold March 2017; $480 million related to the sale of a 40% interest in and refinancing of the RIDEA II JV that occurred in January 2017; $367 million related to HC-One debt repayment; and $197 million from the Tandem loan repayment which is expected to be reinvested in real estate. The remaining proceeds were used to pay down debt. (2) Includes HCP’s share of unconsolidated joint ventures.

HCP 28 Commitment to Sustainability Received 2017 ENERGY STAR Partner of the Year for the first time Named to the 2016 N. America Dow Jones Sustainability Index (DJSI) for 4th consecutive year and to the World DJSI for 2nd year in a row Named to the FTSE4Good Index for the 5th consecutive year Ranked 2nd in the Healthcare Sector in 2016, and achieved Green Star rating for 5th year in a row Received the 2016 NAREIT Healthcare Leader in the Light Award Named to the 2016 Leadership category by CDP and achieved an overall score of A- Our commitment to sustainability is critical to our continued long-term success. We recognize sustainable growth comes from operating our business with integrity and in a manner that respects the environment, our shareholders, our partners, our employees and our communities.

HCP 29 Appendices

HCP 30 Healthcare Expenditures Expected to Grow $5.5 Trillion $3.2 Trillion 17% 18% 19% 20% 21% Projection Healthcare Expenditures as a Percentage of U.S. GDP CMS projects a $2.3 trillion increase in spending within the next 10 years – this would likely provide abundant opportunities for our three core segments Source: CMS. Pe rc en t of G D P

HCP 31 Approaching Senior Demographic Tsunami First Wave of Baby Boomers Turn 75 in 2020 0% 2% 4% 6% 8% 10% 12% 1980 1990 2000 2010 2020E 2030E 2040E 2050E Last Decade This Decade From 2020-2030, the 75+ population is expect to grow by 11 million people, representing a 50% increase in this segment of the population Source: US Census Bureau. % o f U .S . P op ul at io n

HCP 32 Healthcare Spending Increases with Age Average Annual Healthcare Expenditures by Age Group $0 $5 $10 $15 $20 $25 $30 $35 0-18 19-44 45-64 65-84 85+ On average, annual healthcare spending by seniors age 65+ is over 4x the annual spending by the under 65 population Source: CMS - National Health Expenditure. Th ou sa nd s

HCP 33 MOBs Benefit from Increased Outpatient Visits Acute Services Move Away From Hospitals 207 198 180 383 572 693 1994 2004 2014 Inpatient Outpatient Inpatient Days and Outpatient Visits (in millions) Seniors make over 2x the number of annual physician visits compared to the under 65 population Sources: American Hospital Association, US Census Bureau, US Centers for Disease Control and Prevention.

HCP 34 This presentation is being presented solely for your information, is subject to change and speaks only as of the date hereof. This presentation and comments made by management do not constitute an offer to sell or the solicitation of an offer to buy any securities of HCP or any investment interest in any business ventures of HCP. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in HCP’s Securities and Exchange Commission filings. No representation or warranty, expressed or implied is made and no reliance should be placed on the accuracy, fairness or completeness of the information presented. HCP, its affiliates, advisers and representatives accept no liability whatsoever for any losses arising from any information contained in this presentation. FORWARD-LOOKING STATEMENTS Statements in this presentation, as well as statements made by management, that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, our statements regarding demographic, industry, market and segment forecasts, our planned or pending transactions, our developments, our planned or pending transactions, our future business strategies, our financing plans, our prospects, and our economic guidance, outlook and expectations. All forward-looking statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of our and our management's control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: our reliance on a concentration of a small number of tenants and operators for a significant percentage of our revenues, with our concentration in Brookdale increasing as a result of the consummation of the spin-off of QCP on October 31, 2016; the financial condition of our existing and future tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings, which results in uncertainties regarding our ability to continue to realize the full benefit of such tenants' and operators' leases and borrowers' loans; the ability of our existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to us and our ability to recover investments made, if applicable, in their operations; competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases; our concentration in the healthcare property sector, particularly in life sciences, medical office buildings and hospitals, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; availability of suitable properties to acquire at favorable prices, the competition for the acquisition and financing of those properties, and the costs of associated property development; our ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or we exercise our right to foreclose on loan collateral or replace an existing tenant or operator upon default; the risks associated with our investments in joint ventures and unconsolidated entities, including our lack of sole decision making authority and our reliance on our partners' financial condition and continued cooperation; our ability to achieve the benefits of acquisitions and other investments within expected time frames or at all, or within expected cost projections; operational risks associated with third party management contracts, including the additional regulation and liabilities of our RIDEA lease structures; the potential impact on us and our tenants, operators and borrowers from current and future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on our tenants and operators of legislation, executive orders and other legal requirements, including the Affordable Care Act and licensure, certification and inspection requirements, as well as laws addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect our costs of compliance or increase the costs, or otherwise affect the operations, of our tenants and operators; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in our credit ratings, and the value of our common stock, and other conditions that may adversely impact our ability to fund our obligations or consummate transactions, or reduce the earnings from potential transactions; changes in global, national and local economic or other conditions, including currency exchange rates; our ability to manage our indebtedness level and changes in the terms of such indebtedness; competition for skilled management and other key personnel; the ability to maintain our qualification as a real estate investment trust; and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission. We caution investors not to place undue reliance on any forward-looking statements. We assume no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. MARKET AND INDUSTRY DATA This presentation also includes market and industry data that HCP has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although HCP believes that the surveys and market research that others have performed are reliable, HCP has not independently verified this information. NON-GAAP FINANCIAL MEASURES This presentation contains certain supplemental non-GAAP financial measures. While HCP believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. You are cautioned that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, HCP’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. Reconciliations of the non‐GAAP financial measures to the most directly comparable GAAP financial measures are found in the “2Q 2017 Discussion and Reconciliation of Non-GAAP Financial Measures” which can be found on the Investor Relations session of HCP’s website at www.hcpi.com. 34 Disclaimer